UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): August 21, 2013

COLONIAL PROPERTIES TRUST
(Exact name of registrant as specified in its charter)

Alabama	1-12358	59-7007599
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification
of incorporation)		Number)
COLONIAL REALTY LIMITED PARTNERSHIP
(Exact name of registrant as specified in its charter)

Delaware	0-20707	63-1098468
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification
incorporation)		Number)

2101 Sixth Avenue North, Suite 750, Birmingham, Alabama 35203
(Address of principal executive offices) (Zip Code)

(205) 250-8700
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

This Current Report on Form 8-K updates Items 6, 7 and 8 of the combined Annual Report on Form 10-K for the year ended December 31, 2012 of Colonial Properties Trust (“CLP”) and Colonial Realty Limited Partnership (“CRLP”, and together with CLP, the “Company”) to reflect the impact of the results of properties sold or held for sale, including Colonial Center Ravinia, Colonial Pinnacle Tannehill and Colonial Village at Pinnacle Ridge, during the period from January 1, 2013 to June 30, 2013 reclassified to discontinued operations in accordance with ASC 205-20, Discontinued Operations, included in Exhibit 99.1 to this Current Report.

These reclassifications, presentational and computational changes have no material effect on the Company’s reported net income applicable to common stockholders. Accordingly, this Current Report should be read in conjunction with the 2012 Form 10-K, the Quarterly Reports on Form 10-Q filed on May 9, 2013 and August 7, 2013, and any amendments to those filings. Except to the extent expressly set forth above, no attempt has been made to update or discuss any other matters in the 2012 Form 10-K affecting the Company subsequent to the original filing date of the 2012 Form 10-K.

* * *
“Safe Harbor” statement under the Private Securities Litigation Reform Act of 1995: Certain statements in this Current Report on Form 8-K may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and involve known and unknown risks, uncertainties and other factors that may cause the Company's actual results, performance, achievements or transactions to be materially different from the results, performance, achievements or transactions expressed or implied by the forward-looking statements. Factors that impact such forward-looking statements include, among others, changes in national, regional and local economic conditions, which may be negatively impacted by concerns about inflation, deflation, government deficits (including the European sovereign debt crisis), high unemployment rates, decreased consumer confidence and liquidity concerns, particularly in markets in which we have a high concentration of properties; adverse changes in real estate markets, including, but not limited to, the extent of tenant bankruptcies, financial difficulties and defaults, the extent of future demand for multifamily units and commercial space in our primary markets and barriers of entry into new markets which we may seek to enter in the future, the extent of decreases in rental rates, competition, our ability to identify and consummate attractive acquisitions on favorable terms, our ability to consummate any planned dispositions in a timely manner on acceptable terms, and our ability to reinvest sale proceeds in a manner that generates favorable returns; exposure, as a multifamily focused real estate investment trust (“REIT”), to risks inherent in investments in a single industry; risks associated with having to perform under various financial guarantees that we have provided with respect to certain of our joint ventures and developments; ability to obtain financing at favorable rates, if at all, and refinance existing debt as it matures; actions, strategies and performance of affiliates that we may not control or companies, including joint ventures, in which we have made investments; changes in operating costs, including real estate taxes, utilities, and insurance; higher than expected construction costs; uncertainties associated with our ability to sell our existing inventory of condominium and for-sale residential assets, including timing, volume and terms of sales; uncertainties associated with the timing and amount of real estate dispositions and the resulting gains/losses associated with such dispositions; legislative or other regulatory decisions, including tax legislation, government approvals, actions and initiatives, including the need for compliance with environmental and safety requirements, and changes in laws and regulations or the interpretation thereof; the Company's ability to continue to maintain its status as a REIT for federal income tax purposes; price volatility, dislocations and liquidity disruptions in the financial markets and the resulting impact on availability of financing; effect of any rating agency actions on the cost and availability of new debt financing; level and volatility of interest or capitalization rates or capital market conditions; effect of any terrorist activity or other heightened geopolitical crisis; or other factors affecting the real estate industry generally. Other factors or risks that could cause our actual results to differ material from the results express or implied by the forward-looking statements include: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement with Mid-America Apartment Communities, Inc.; (2) the inability to complete the proposed merger due to the failure to obtain the required shareholder approvals for the proposed merger or the failure to satisfy other conditions to completion of the proposed merger; (3) risks related to disruption of management's attention from the Company's ongoing business operations due to the proposed merger transaction; and (4) the effect of the announcement of the proposed merger on the Company's relationships with its customers, tenants, operating results and business generally.

Except as otherwise required by the federal securities laws, the Company assumes no responsibility to update the information in this Current Report on Form 8-K.

The Company refers you to the documents filed by the Company from time to time with the Securities and Exchange Commission, specifically the section titled “Risk Factors” in the Company's Annual Report on Form 10-K for the year ended

December 31, 2012, as may be updated or supplemented in the Company's Form 10-Q filings, which discuss these and other factors that could adversely affect the Company's results.
This Current Report on Form 8-K is being filed or furnished (as the case may be) on behalf of Colonial Properties Trust and Colonial Realty Limited Partnership to the extent applicable to either or both registrants. Certain of the events disclosed in the items covered by this Current Report on Form 8-K may apply to Colonial Properties Trust only, Colonial Realty Limited Partnership only or both Colonial Properties Trust and Colonial Realty Limited Partnership, as applicable.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Attached as an exhibit to this form is the document listed below:

Exhibit	Description

12.1	CLP's Ratio of Earnings to Fixed Charges and Ratio of Earnings to Combined Fixed Charges

12.2	CRLP's Ratio of Earnings to Fixed Charges and Ratio of Earnings to Combined Fixed Charges

23.1	Consent of Deloitte & Touche LLP

99.1	Selected Financial Data, Management's Discussion and Analysis of Financial Condition and Results of Operations and Financial Statements and Supplementary Data for the year ended December 31, 2012

101
XBRL (Extensible Business Reporting Language). The following materials from the Trust's and CRLP's Annual Report on Form 8-K filed August 21, 2013, formatted in XBRL: (i) Consolidated Balance Sheets as of December 31, 2012 and 2011 (audited); (ii) Consolidated Statements of Operations and Comprehensive Income (Loss) for the twelve months ended December 31, 2012, 2011 and 2010 (audited); (iii) Consolidated Statements of Cash Flows for the twelve months ended December 31, 2012, 2011 and 2010 (audited); (iv) Consolidated Statements Shareholders' Equity (Trust) and Equity (CRLP) for the twelve months ended December 31, 2012, 2011 and 2010 (audited); and (v) Notes to Consolidated Financial Statements (unaudited). As provided in Rule 406T of Regulation S-T, this information is furnished and not filed for purpose of Sections 11 and 12 of the Securities Act and Section 18 of the Exchange Act.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLONIAL PROPERTIES TRUST

August 21, 2013	By:	/s/ Bradley P. Sandidge
Bradley P. Sandidge
Executive Vice President — Accounting and
Interim Chief Financial Officer

COLONIAL REALTY LIMITED PARTNERSHIP

By: Colonial Properties Trust, its general partner

August 21, 2013	By:	/s/ Bradley P. Sandidge
Bradley P. Sandidge
Executive Vice President — Accounting and
Interim Chief Financial Officer

EXHIBIT INDEX

Exhibit         Description

12.1	CLP's Ratio of Earnings to Fixed Charges and Ratio of Earnings to Combined Fixed Charges

12.2	CRLP's Ratio of Earnings to Fixed Charges and Ratio of Earnings to Combined Fixed Charges

23.1	Consent of Deloitte & Touche LLP

99.1	Selected Financial Data, Management's Discussion and Analysis of Financial Condition and Results of Operations and Financial Statements and Supplementary Data for the year ended December 31, 2012

101
XBRL (Extensible Business Reporting Language). The following materials from the Trust's and CRLP's Annual Report on Form 8-K filed August 21, 2013, formatted in XBRL: (i) Consolidated Balance Sheets as of December 31, 2012 and 2011 (audited); (ii) Consolidated Statements of Operations and Comprehensive Income (Loss) for the twelve months ended December 31, 2012, 2011 and 2010 (audited); (iii) Consolidated Statements of Cash Flows for the twelve months ended December 31, 2012, 2011 and 2010 (audited); (iv) Consolidated Statements Shareholders' Equity (Trust) and Equity (CRLP) for the twelve months ended December 31, 2012, 2011 and 2010 (audited); and (v) Notes to Consolidated Financial Statements (unaudited). As provided in Rule 406T of Regulation S-T, this information is furnished and not filed for purpose of Sections 11 and 12 of the Securities Act and Section 18 of the Exchange Act.